UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2023

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) of American Water Works Company, Inc., a Delaware corporation (the “Company”), was held on May 10, 2023. An aggregate of 170,112,461 shares, or 87.4% of the Company’s issued and outstanding common stock as of March 17, 2023, the record date for the 2023 Annual Meeting, was represented in person or by proxy at the 2023 Annual Meeting, constituting a quorum. The results of voting at the 2023 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders thereat is as set forth below.
1.The following ten nominees were elected as directors of the Company for a term expiring at the 2024 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey N. Edwards	148,700,633	5,916,921	117,888	15,377,019
Martha Clark Goss	146,785,266	7,834,084	116,092	15,377,019
M. Susan Hardwick	153,559,117	918,131	258,194	15,377,019
Kimberly J. Harris	148,560,052	6,070,618	104,772	15,377,019
Laurie P. Havanec	153,845,505	635,411	254,526	15,377,019
Julia L. Johnson	147,292,073	7,316,314	127,055	15,377,019
Patricia L. Kampling	149,455,024	5,176,774	103,644	15,377,019
Karl F. Kurz	151,269,097	3,346,778	119,567	15,377,019
Michael L. Marberry	153,415,544	1,056,242	263,656	15,377,019
Admiral James G. Stavridis	143,177,261	11,436,720	121,461	15,377,019

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
144,753,012	9,575,720	406,710	15,377,019
3.The shareholders approved, on an advisory basis, the frequency of the approval, on an advisory basis, of the compensation of the Company’s named executive officers, by the following vote:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
152,220,671	209,153	2,111,290	194,328	15,377,019

Consistent with the results of this vote, the Company will continue to implement an annual vote, on an advisory basis, of the compensation of the Company’s named executive officers, until the next required vote, on an advisory basis, on the frequency of such votes, which, pursuant to Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, will occur no later than the Company’s 2029 Annual Meeting of Shareholders.

4.The ratification of the appointment, by the Audit, Finance and Risk Committee of the Board of Directors (the “Board”), of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023, was approved by the following vote:

For	Against	Abstain
155,886,910	14,064,872	160,679
5.The following non-binding shareholder proposal was not approved by the following vote:

Shareholder Proposal	For	Against	Abstain	Broker Non-Votes
Racial Equity Audit	60,550,365	90,744,739	3,440,338	15,377,019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	May 12, 2023	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer
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